UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2012

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27824	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

560 White Plains Road, Suite 210, Tarrytown, New York		10591
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.          Submission of Matters to a Vote of Security Holders

SPAR Group, Inc. (the "Registrant" or "SGRP"), held its Annual Meeting of Stockholders on May 18, 2012 (the "2012 Annual Meeting"), for those who were stockholders of SGRP at the close of business on April 2, 2012 (the "Record Date"), pursuant to notice and proxy materials duly mailed to them.  As of the Record Date, there were 20,130,918 shares outstanding of SGRP's common stock, $0.01 par value (the "SGRP Common Stock").  At the 2012 Annual Meeting, Record Date stockholders holding 17,913,752 shares (approximately 88.9%) of the SGRP Common Stock were present in person or by proxy.  Each such stockholder was entitled to one vote for each share of the SGRP Common Stock held by such stockholder on the Record Date, and the holders of the SGRP Common Stock voted together, respecting the election of directors and the other proposals presented to them at the 2012 Annual Meeting.

At the 2012 Annual Meeting, the following matters were submitted to votes of SGRP's stockholders: (1) the election of SGRP's Board of Directors; and (2) the ratification of SGRP's appointment of Rehmann Robson as the principal independent registered public accounting firm for SGRP and its subsidiaries for the year ending December 31, 2012.

Proposal Number 1 – Election of Directors of SGRP (votes withheld and other non-votes are tallied and presented for informational purposes but had no substantive effect):

Nominee Name	For	Withheld	Non-Votes*
Gary S. Raymond	13,143,432	48,914	4,721,406
Robert G. Brown	13,128,132	64,214	4,721,406
William H. Bartels	13,128,232	64,114	4,721,406
Jack W. Partridge	13,128,932	63,414	4,721,406
Jerry B. Gilbert	13,129,132	63,214	4,721,406
Lorrence T. Kellar	13,128,259	64,087	4,721,406
C. Manly Molpus	13,128,159	64,187	4,721,406
* Non-Votes of those in attendance in person or by proxy (17,913,752 shares total).

Each of those nominees was elected to the Board of Directors of SGRP.

Proposal Number 2 – Ratification of the appointment of Rehmann Robson as the principal independent registered public accounting firm for SGRP and its subsidiaries for the year ending December 31, 2012 (abstentions and other non-votes are tallied and presented for informational purposes but had no substantive effect):

For	Against	Abstain	Non-Votes*
17,698,820	201,127	13,805
* Non-Votes of those in attendance in person or by proxy (17,913,752 shares total).

SGRP's stockholders ratified the appointment of Rehmann Robson as the principal independent registered public accounting firm for SGRP and its subsidiaries for the year ending December 31, 2012.

Although the stockholder notice and proxy materials permitted certain other matters to be considered by the stockholders at the 2012 Annual Meeting, no other matters were submitted to or voted on by the stockholders.

SGRP did not ask its stockholders to ratify (on an advisory basis) the planned compensation for SGRP's Named Executive Officers (popularly called a "say on pay" proposal).  As a "smaller reporting company" under federal securities law, SGRP is not currently required by applicable law to include such proposals in its proxy materials prior to its 2013 stockholders' meeting.  SGRP currently plans to include such an advisory proposal in its 2013 proxy materials, when it also currently plans to ask them to vote on whether to have such advisory votes on executive compensation proposals every year or once every two or three years.

Information Not "Filed"

The information in Item 5.07 of this Report shall, to the greatest extent permitted by applicable law, not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section.  Such information, to the extent deemed or determined to have been not "filed" under applicable law, shall not be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended (the "Securities Act", and together with the Exchange Act, the "Securities Laws"), except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

Statements contained in this Report may include "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including (without limitation) any statements relating to anticipated, prospective or desired customers, acquisitions or markets, trends, updates, or other anticipated, estimated, expected or desired assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, prospects, sales, strategies, taxation or other achievement, results, risks or condition.  You can identify forward-looking statements in such information by the Company's use of terms such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue" or similar words or variations or negatives of those words.  You should carefully consider all such information and the other risks and cautions noted in the Company's Annual and Quarterly Reports and other filings under applicable Securities Laws (including this report, each a "SEC Report", and each of which is available on the Company's website at http://investors.sparinc.com) that could cause the Company's actual assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, prospects, sales, strategies, taxation or other achievement, results, risks or condition to differ materially from those expected or anticipated by the Company and described in the information in the Company's forward-looking statements, whether express or implied, as the Company's anticipations are based upon the Company's plans, intentions and best estimates and (although the Company believe them to be reasonable) involve known and unknown risks, uncertainties and other factors that could cause them to fail to occur or be realized or to be materially and adversely different from those the Company anticipated.

Although the Company believe that its plans, intentions, expectations and estimates reflected or implied in such forward-looking statements are reasonable, the Company cannot assure you that such plans, intentions or estimates will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part. You should carefully review the risk factors described in our SEC Reports (See Item 1A – Risk Factors in our most recent Annual Report and our subsequent Quarterly Reports) and any other cautionary statements contained or incorporated by reference in this Report or those SEC Reports.  All forward-looking and other statements attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other cautionary statements.

You should not place undue reliance on the Company's forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond its control.  The Company's forward-looking statements are based on the information currently available to it and speak only as of the referenced date(s) or, in the case of forward-looking statements incorporated by reference, as of the date of the SEC Report that includes such statement. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company.  Over time, the Company's actual assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, prospects, sales, strategies, taxation or other achievement, results, risks or condition will likely differ from those expressed or implied by the Company's forward-looking statements, and such difference could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other cautionary statements (in whole or in part), whether as a result of new information, future events or recognition or otherwise, except as and to the extent required by applicable law.

Item 9.01.          Financial Statements and Exhibits.

(a)	Exhibits:

N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date: May 21, 2012	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer